FORM 8-K
                                CURRENT REPORT

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                March 22, 1994




                             ZURN INDUSTRIES, INC.


                                                                 IRS Employer
    State of                      Commission                    Identification
  Incorporation                   File Number                       Number
  Pennsylvania                      1-5502                       25-1040754


                                  Address and
                               Telephone Number
                                One Zurn Place
                           Erie, Pennsylvania  16505
                                 814-452-2111












                                                               Exhibit Index 2
                                                               Total Pages   3




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ITEM 5 - OTHER EVENTS

The Company's news release dated March 22, 1994 commenting on earnings estimates for the fourth quarter ending March 31, 1994 is incorporated herein by reference.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ZURN INDUSTRIES, INC.



March 22, 1994                                  /s/ W.A. Freeman
                                                William A. Freeman
                                                President


                                 EXHIBIT INDEX

20  Other Documents or Statements to Security Holders
    News Release dated March 22, 1994                                   Page 3























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                                                FOR IMMEDIATE RELEASE
                                                March 22, 1994
ZURN INDUSTRIES, INC. COMMENTS ON
FOURTH QUARTER EARNINGS ESTIMATES


Erie, PA ... Zurn Industries, Inc. (New York Stock Exchange), a leading designer, constructor and manufacturer of systems and equipment for power generation and water control, and Lynx golf equipment, announced today that it expects the fourth quarter ending March 31, 1994 to be only marginally profitable and substantially below both last year's fourth quarter earnings of

$.47 per share, excluding gains from the sales of businesses, and earnings of

$.40 per share in the third quarter of the current year.  Lower than expected sales of golf clubs and the combined effect of high warranty costs and low operating levels in the boiler equipment business are the main contributors to the reduced earnings expectation.


                                 * * * * * *
Contact: Steve Adams

ZURN INDUSTRIES, INC.

Erie, PA  814/452-2111











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